UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2025
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Director
On March 24, 2025, Grace A. Huebscher notified us of her resignation from the Federal Home Loan Mortgage Corporation (Freddie Mac) Board of Directors, effective as of that date. Ms. Huebscher was Chair of the Risk Committee and served as a member of the Compensation and Human Capital, Executive, and Operations and Technology Committees.
Appointment of Director
On March 28, 2025, the U.S. Federal Housing FHFA (the Federal Housing Finance Agency), acting as Conservator, appointed Michael Parrott to the Freddie Mac Board, effective as of March 28, 2025.
Mr. Parrott will receive compensation as a non-executive director of Freddie Mac as described in Freddie Mac’s Annual Report on Form 10-K filed on February 13, 2025 (the 2024 Annual Report) under the heading “Directors, Corporate Governance, and Executive Officers – Corporate Governance – Director Compensation,” which description is incorporated herein by reference. Freddie Mac expects to enter into an indemnification agreement with Mr. Parrott, the form of which is filed as Exhibit 10.28 to Freddie Mac’s Annual Report on Form 10-K filed on February 10, 2022, and is incorporated herein by reference. For a description of this agreement, see the 2024 Annual Report, under the heading “Executive Compensation – Compensation Discussion and Analysis – Written Agreements Relating to NEO Employment – Indemnification Agreements,” which description is incorporated herein by reference.
Freddie Mac will provide information regarding any related party transactions and Mr. Parrott’s committee assignments as they become known.
Board of Directors Committee Memberships
On March 24, 2025, Ralph “Cody” Kittle was appointed to the Audit Committee of the Board of Directors of Freddie Mac.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being submitted with this report.

Exhibit Number	Description of Exhibit

10.1
Form of Indemnification Agreement between the Federal Home Loan Mortgage Corporation and Outside Directors (incorporated by reference to Exhibit 10.28 to the Registrant's Annual Report on Form 10-K filed on February 10, 2022)†

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
† This exhibit is a management contract or compensatory plan, contract, or arrangement.

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Heidi L. Mason
Heidi L. Mason
EVP and General Counsel
Date: March 28, 2025

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Freddie Mac Form 8-K